Inventories (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Schedule of inventories

	12/31/2025	12/31/2024
Lithium oxide concentrate	13,898	2,653
High purity lithium fines	7,690	6,499
Provision for expected inventory losses (1)	(7,945)	—
Total finished goods	13,643	9,152
Consumable	607	391
	14,250	9,543

Spare parts	6,448	6,597
Total	20,698	16,140
(1)	For the year ended December 31, 2025, the Company conducted a review of the recoverability of its inventories. As a result, a provision for expected inventory losses on Lithium oxide concentrate, totaling $7,945, was recognized and recorded under other operating expenses in the income statement for the period. The Company will continue to monitor the factors that may affect the net realizable value of its inventories and will adjust the provision as necessary.